UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
February 9, 2009
INTEGRATED ELECTRICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 860-1500
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 9, 2009, Integrated Electrical Services, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal 2009 first quarter, a copy of which is furnished with this report as Exhibit 99.1 and is incorporated herein by reference. On February 10, 2009, the Company conducted an earnings conference call and webcast discussing the results of operations for the fiscal 2009 first quarter which had an accompanying slide presentation. The slide presentation is furnished with this report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated February 9, 2009

99.2	Slide presentation which accompanied the February 10, 2009 earnings conference call and webcast

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock
Senior Vice President and General Counsel
Date: February 11, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated February 9, 2009

99.2	Slide presentation which accompanied the February 10, 2009 earnings conference call and webcast